SCHEDULE 14A

 INFORMATION REQUIRED IN PROXY STATEMENT

 SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

 of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]

Preliminary proxy statement

[  ]

Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

[X]

Definitive proxy statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material Pursuant to /section/240.14a-11(c) or /section/240.14a-12

HII TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]

No fee required.

[    ]

Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Proposed maximum aggregate value of transaction:

(4)

Total fee paid:

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date:

(5)

Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, JUNE 22, 2015

You are cordially invited to attend our annual meeting of stockholders, which will be held on Monday, June 22, 2015, at 10 a.m. Central Daylight Savings Time at: our executive offices located at 8588 Katy Freeway, Ground Floor Conference Room, Houston, Texas 77024.  The annual meeting is being held for the following purposes:

1.

To elect five (5) directors to our Board of Directors, whose terms are described in this proxy statement;

2.

To approve an amendment to our certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”) at a ratio of not less than 1-2 and not greater than 1-for-20, with the exact ratio to be established at the discretion of our board of Directors;

3.

To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the 2015 fiscal year;

4.

To transact other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on April 28, 2015 are entitled to vote at our annual meeting.  A list of stockholders entitled to vote will be available for examination for ten days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m., at the offices HII Technologies, Inc., 8588 Katy Freeway, Suite 430, Houston, Texas, 77024.

Your vote is important.  We urge you to sign and return your proxy before the annual meeting so that your shares will be represented and voted at the annual meeting, even if you cannot attend.

This proxy statement, our annual report on Form 10-K for the year ended December 31, 2014, and the proxy card are being distributed on or about May 1, 2015.

By Order of the Board of Directors,

/s/ Matthew C. Flemming

MATTHEW C. FLEMMING

President, Chief Executive Officer, Treasurer, and Secretary

PROXY STATEMENT

GENERAL

This proxy statement is being furnished to our stockholders in connection with the solicitation by our Board of Directors of proxies to be voted at our annual meeting of stockholders on Monday June 22, 2015.  You are requested to vote on the proposals described in this proxy statement.

Our principal executive offices are located at 8588 Katy Freeway, Suite 430, Houston Texas 77024; telephone: (713) 821-3157.

This proxy statement, our annual report on Form 10-K for the year ended December 31, 2014, and the proxy card are being distributed on or about May 1, 2015.

STOCKHOLDER APPROVAL

Pursuant to this proxy statement, we are soliciting proxies to be voted at the annual meeting.  The annual meeting will be held to consider and vote on the following proposals:

1.

To elect five (5) directors to our Board of Directors, whose terms are described in this proxy statement;

2.

To approve an amendment to our certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our common stock, par value $0.001 per share (“Common Stock”) at a ratio of not less than 1-2 and not greater than 1-for-20, with the exact ratio to be established at the discretion of our board of directors;

3.

To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the 2015 fiscal year; and

4.

To transact other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

TABLE OF CONTENTS

Page

Notice of Annual Meeting of Stockholders

1

Questions and Answers About the Proxy Materials and the Annual Meeting

4

Directors, Executive Officers and Corporate Governance

10

Report of the Audit Committee

14

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

15

Section 16(a) Beneficial Ownership Reporting Compliance

17

Certain Relationships and Related Transactions

18

Executive Compensation

20

Principal Accounting Fees and Services

24

Proposal Number 1 – Election of Directors

25

Proposal Number 2 – Reverse Stock Split

26

Proposal number 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

34

Annual Report

35

Annex A-Certificate of Amendment to Certificate of Incorporation

36

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: Why am I receiving these materials?

A: Our Board of Directors has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at HII Technologies Inc.’s 2015 Annual Meeting of Stockholders, which will take place on Monday June 22, 2015 at 10 a.m. CST, at our executive offices located at 8588 Katy Freeway, Ground Floor Conference Room, Houston, Texas 77024. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement.

Q: What information is contained in this proxy statement?

A: The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance, and certain other required information.

Q: I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A: We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the proxy materials and the 2014 Annual Report to Stockholders to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the proxy materials, stockholders may write or email us at the following address:

HII Technologies, Inc.

8588 Katy Freeway, Suite 430

Houston, Texas 77024

Attention:  Matthew C. Flemming

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

Q: What items of business will be voted on at the Annual Meeting?

A: The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of five (5) directors.
•

To approve an amendment to our certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock at a ratio of not less than 1-2 and not greater than 1-for-20, with the exact ratio to be established at the discretion of our board of directors.

•	The ratification of MaloneBailey, LLP as HII Technologies, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

We will also consider any other business that properly comes before the Annual Meeting.

Q: How does the Board of Directors recommend that I vote?

A: Our Board of Directors recommends that you vote your shares:

•	“FOR” each of the nominees to the Board of Directors.
•

“FOR” the amendment to our certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock at a ratio of not less than 1-2 and not greater than 1-for-20, with the exact ratio to be established at the discretion of our board of directors.

•	“FOR” the ratification of MaloneBailey, LLP as our independent registered public accounting firm for the 2015 fiscal year.

          Q: What shares can I vote?

A: Each share of common stock issued and outstanding as of the close of business on the Record Date for the 2015 Annual Meeting of Stockholders is entitled to be voted on all items being voted on at the Annual Meeting. The common stock and the series A preferred stock vote together as a single class You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date we had 57,303,865 shares of common stock issued and outstanding and 2,840 shares of series A preferred stock issued and issued and outstanding.

Q: How many votes am I entitled to per share?

A: Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date.  Each holder of shares of series A preferred stock is are entitled to the number of votes equal to the number of whole share of common stock into which the shares of series A preferred stock held by such holder are convertible.  As of the Record Date, the 2,840 shares of series A preferred stock outstanding were convertible into 4,057,143 shares of common stock.  Accordingly, there are 61,361,008 votes outstanding voting together as a single class on the Record Date.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, American Registrar & Transfer Co., you are considered, with respect to those shares, the stockholder of record, and the proxy materials was sent directly to you by HII Technologies. As the stockholder of record, you have the right to grant your voting proxy directly to HII Technologies or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, HII Technologies has enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the written proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described in the Notice and below under the heading “How can I vote my shares without attending the Annual Meeting?”

Q: How can I contact HII Technologies transfer agent?

A: Contact our transfer agent by either writing to American Registrar & Transfer Co, 342 East 900 South Salt Lake City, UT 84111, or by telephoning 801-363-9065.

Q: How can I attend the Annual Meeting?

A: You are entitled to attend the Annual Meeting only if you were a HII Technologies stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You must present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 28, 2015, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or internet, by indicating your plans when prompted.

The meeting will begin promptly at 10 a.m., CST. Check-in will begin at 9 a.m., CST, and you should allow ample time for the check-in procedures.

Q: How can I vote my shares in person at the Annual Meeting?

A: Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q: How can I vote my shares without attending the Annual Meeting?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet by following the instructions provided in the printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card. If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the printed proxy materials, you can also vote by telephone or mail by following the voting instruction card provided to you by your broker, bank, trustee, or nominee.

Q: Can I change my vote or revoke my proxy?

A: You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to HII Technologies’ Corporate Secretary at HII Technologies, Inc., 8588 Katy Freeway, Suite 430, Houston, Texas 77024 prior to your shares being voted, or (3) attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q: Is my vote confidential?

A: Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within HII Technologies or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to HII Technologies management.

Q: How many shares must be present or represented to conduct business at the Annual Meeting?

A: The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding common stock and the series A preferred stock of HII Technologies as of the Record Date (voting together as a single class).  Accordingly, 30,680,505 votes must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

Q: How are votes counted?

A: In the election of directors (proposal number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors.

Q: What is the voting requirement to approve each of the proposals?

A: In the election of directors, the five (5) persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

The approval of the following proposals requires the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on them at the Annual Meeting: (1) the amendment to our certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock at a ratio of not less than 1-2 and not greater than 1-for-20, with the exact ratio to be established at the discretion of our board of directors and (2) the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to (1) approve an amendment to our certificate of incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock at a ratio of not less than 1-2 and not greater than 1-for-20, with the exact ratio to be established at the discretion of our board of directors and (2) to ratify the appointment of MaloneBailey, LLP as HII Technologies Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2015. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

Abstentions are considered votes cast and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting, except the proposal to determine the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers. Abstentions will have no effect on the outcome of that proposal.

Please note that the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors or on executive compensation matters in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

Q: Is cumulative voting permitted for the election of directors?

A: No. You may not cumulate your votes for the election of directors.

Q: Who will serve as inspector of elections?

A: The inspector of elections will be our corporate Secretary.

Q: Who will bear the cost of soliciting votes for the Annual Meeting?

A: We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.

Q: Where can I find the voting results of the Annual Meeting?

A: We will disclose voting results on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.

Q: What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

A: Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to HII

Technologies Inc.’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2016 Annual Meeting of Stockholders, the Corporate Secretary of HII Technologies must receive the written proposal at our principal executive offices no later than December 31, 2015; provided, however, that in the event that we hold our 2016 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2016 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (Exchange Act). Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

HII Technologies, Inc.

Attn: Corporate Secretary

8588 Katy Freeway, Suite 430

Houston, Texas 77024

* * * * *

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Set forth below is certain information concerning our directors and executive officers:

Name	Age	Position
Matthew C. Flemming	46	Chief Executive Officer, President, Secretary and Director
Acie Palmer	58	Chief Financial Officer
Brent Mulliniks	53	President-Apache Energy Services (dba AES Water Solutions (AES)) and Director
Kenton Chickering III	80	Director
Leo B. Womack	72	Director
Thomas Alex Newton	65	Director

Matthew C. Flemming is our Chief Executive Officer, President, Treasurer, Secretary, and Chairman of the Board since May 2011.  Mr. Flemming has served as our director and was our Chief Financial Officer from April 2002 to December 9, 2014. From June 1999 to March 2001, he served as Chief Executive Officer of WorldByNet, Inc. a Houston, Texas based privately held technology company. From January 1994 to May 1999, Mr. Flemming served as Chief Executive Officer of FARO Pharmaceuticals, Inc., a privately held national specialty products company that he started.  From May 1991 to December 1993, he was a Series 7 licensed financial advisor with Eppler, Guerin and Turner, a regional investment banking firm in the southwest.  Mr. Flemming received a Bachelor of Arts in Finance from the University of Houston.  Mr. Flemming is a former restructuring officer of Excalibur Holdings, Inc., Excalibur Aerospace, Excalibur Steel, and Excalibur Services, all former direct or indirect subsidiaries of our company, prior to their respective filings for bankruptcy protection. Mr. Flemming also currently serves as a Board member of a privately-held media company.

Acie Palmer, has served as our Chief Financial Officer since December 9, 2014.  From January 2013 to March 2014, Mr. Palmer served CFO of Certus Energy Solutions, LLC, an independent downhole tool rental company, headquartered in Houston, Texas.  From November 2010 through December 2012, Mr. Palmer served in various roles at Key Energy Services (NYSE KEG), an energy productions service firm located in Houston, Texas, most recently in the role Vice President of Operations. From December 2008 to October 2010, Mr. Palmer served as division controller for Basic Energy Services (NYSE BAS), an oilfield well site service provider based in Forth Worth Texas.  Mr. Palmer received his bachelors of science and masters of science degrees in accounting from the University of Texas—Pan American.  Mr. Palmer is a certified public accountant (CPA) licensed in Texas.

Brent Mulliniks is President of AES Water Solutions, one of our wholly-owned subsidiaries and a director, positions he has held since closing of our acquisition of AES Water Solutions on September 27, 2012.  Mr. Mulliniks is a petroleum engineer with over 30 years of experience in the oil and gas industry.  Mr. Mulliniks co-founded AES Water Solutions to support oil and gas companies’ initiatives in horizontal drilling, hydraulic fracturing and the related water transfer needs for that market.  Mr. Mulliniks has been the President of The Phoenix Group LLC, an oil and gas consultancy since 1998. During this time as a consultant, he served as Vice-President of Engineering for Reichmann Petroleum Corporation, where he was in charge of the development of the North Texas Barnett Shale during 2002 to 2006.   From 1992 to 1998, Mr. Mulliniks was Vice President of Oil and Gas Operations for Devonian Resources, Inc., an independent oil and gas company, primarily working unconventional reservoir including the Devonian Shale and Coal Bed Methane. Mr. Mulliniks has been responsible for the operation of over 200 oil and gas wells located in West Virginia, Kentucky, Kansas, and Texas.   He was also previously employed with Geo-Assets Inc. as a Petroleum Engineer in the evaluation of producing and non-producing properties.  Mr. Mulliniks received his Bachelor of Science in Petroleum Engineering from Texas Tech University, Lubbock, Texas, and his Associates degree in Geology from Odessa Junior College, Odessa, Texas.

Kenton Chickering III is a director.  Until May 11, 2011, Mr. Chickering also served as our President and Chief Executive Officer.  Mr. Chickering was appointed to President and Chief Executive Officer on October 8, 2008 and became a director of our Company on September 12, 2006.  From 1976 to 1999, Mr. Chickering held various positions with Daniel Industries and Daniel Valve Co., including Executive Vice President, Vice President of Sales and Marketing 1984-1988, and President of Daniel Valve Company from 1988-2003. In 1999, Emerson Electric Co. (NYSE:EMR) purchased Daniel Valve Company. Later it was sold to SPX Corporation (NYSE: SPW) in 2002.  From 2003 to 2005, Mr. Chickering was Vice President of Development for SPX Valves & Controls, a division of SPX.  Daniel Valve Company is a global manufacturer and marketer of valves for applications such as pipelines, loading and unloading terminals.  From 1962 to 1976, Mr. Chickering was the Regional Manager for the eastern U.S. and Saudi Arabia for General Valve Co., a company that manufactured and marketed an expanding plug valve for pipeline service, which now is a part of Cameron International.  Prior thereto, Mr. Chickering served three years as a petroleum officer in the U.S. Air Force and was a petroleum engineer with Humble Oil, a company that was subsequently acquired by Exxon.  Mr. Chickering received his B.S. in Petroleum Engineering from the University of Oklahoma in 1957.  Mr. Chickering was the Chairman of the Valve Manufacturing Association in 1998.  Mr. Chickering was also the Pipeline Committee Chairman of the ASME Petroleum Division in 1990 and the Chairman of the Petroleum Division Executive Committee in 1996.

Leo B. Womack is a director.  Mr. Womack has been the President of Gulf Equities Realty Advisors, Inc., a diversified real estate portfolio management company, since 1986.  He has also been the Chairman of Fairway Medical Technologies, Inc., a medical device company and a portfolio company of the Baylor College of Medicine Venture Fund since 1996.  From 1969 to 1978, Mr. Womack was the managing partner of a local and later national CPA firm. He has served on the Board and as Chairman of the Houston Angel Network and on National Committees of the Angel Capital Association.  He is and has served on the Board of Directors of several public companies and currently serves as Audit Committee Chair and Director of our Company.  Mr. Womack is licensed as a CPA and holds other professional licenses. He is a Director of Rockdale Resources Corp. (OTC: BBLS), SHAPE, The Society for Heart Attack Prevention and Eradication as well as numerous startup companies.

Thomas Alex Newton is a director.  Since 1999, Mr. Newton has been the owner and operator of Siteworks, Inc., a manufacturer of cast stone for the construction industry. From 1997-1999, Mr. Newton was President and Chief Operating Officer Daniel Industries,  a manufacturer and marketer of oilfield and industrial products (and previously an NYSE publicly traded corporation until its acquisition by Emerson in 1999).  From 1987-1997, Mr. Newton worked at various oilfield divisions within CAMCO International, including as President of Reed Tool Company from 1996-1997 and Vice President and General Manager of Hycalog from 1993-1996.  Mr. Newton served in various capacities at NL Industries in its oilfield services group from 1981-1987 and Chromalloy American Corporation from 1977-1980. Mr. Newton served in the United States Navy as a Lieutenant and is a Vietnam veteran. Mr. Newton received an MBA from Harvard Graduate School of Business Administration and a BA in Management Science from Duke University.

Director Independence and Qualifications

Our Board of Directors has determined that Messrs. Womack, Chickering and Newton are “independent” as defined under the standards set forth in Rule 5605 of the Nasdaq Stock Market Rules.  In making this determination, the Board of Directors considered all transactions set forth under “Certain Relationships and Related Transactions” below.   Messrs. Womack, Chickering and Newton are members of Audit, Compensation, and Nomination and Governance Committees.

We considered Messrs. Flemming’s and Chickering’s prior experience in the energy services industry and the public sector as officers of and directors of our prior company were important factors in concluding that they were qualified to serve as one of our directors.  In addition, we determined that Mr. Flemming’s prior experience with high growth capital intensive start-up companies to be an important factor in concluding that he was qualified to serve as one of our directors.  We considered Mr. Mulliniks experience energy services industry and his education as a petroleum engineer as an important factor in concluding that he was qualified to serve as one of our directors. Regarding Mr. Womack, we considered his prior experience with our operating company as well as his prior experience with small capitalization publicly reporting companies and his CPA certification and his current experience serving as a director of another company as important factors in concluding that he was qualified to serve as one of our directors. We considered Mr. Newton’s experience in the oilfield industry as well as his operational and management experience as relevant factors important factors in concluding that he was qualified to serve as one of our directors.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

•

been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

During 2004, Excalibur Steel, Excalibur Services, and Excalibur Aerospace, and during 2005 Excalibur Holdings, Inc., had their debts and liabilities discharged in bankruptcy.  Mr. Flemming who is currently an officer and member of our Board of Directors was an officer and director during these periods. Excalibur Steel, Excalibur Services, Excalibur Aerospace, and Excalibur Holdings, Inc. are all former direct or indirect subsidiaries of our company.

None of our remaining officers or directors has had any bankruptcy petition filed by or against any business of which he was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time other than Mr. Flemming as discussed above.

Information about our Board and its Committees.

During fiscal 2014, our Board of Directors held 2 formal meetings and acted by unanimous written consent on 11 occasions.

Audit Committee.  Our Board of Directors established an Audit Committee which became active in April 2002.  Messrs. Womack, Chickering and Newton act as the Audit Committee.  We have determined that Mr. Womack is an “audit committee financial expert” as such term is defined under the rules and regulations of the Securities Exchange Act of 1934, as amended.

The Audit Committee acts on behalf of our Board in fulfilling the Board’s oversight responsibilities with respect to (i) our corporate accounting and financial reporting processes, systems of internal control over financial reporting and audits of financial statements, and the quality and integrity of the our financial statements and reports, and (ii) the qualifications, independence and performance of the registered public accounting firm or firms engaged as our independent outside auditors for the purpose of preparing or issuing an audit report or performing audit services, and (iii) the performance of our internal audit function, if applicable.  The Audit Committee also provides oversight assistance in connection with our legal and regulatory compliance.

The Audit Committee operates under a written charter adopted by our Board of Directors.  Our Audit Committee held one formal meetings in 2014.

Compensation Committee.  On August 2, 2006, our Board of Directors established a Compensation Committee.  Our Compensation Committee consists of Messrs. Chickering, Womack and Newton.

The Compensation Committee oversees our compensation policies, plans and programs, and to review and determine the compensation to be paid to our executive officers and directors.  In addition, the Compensation Committee has the authority to act on behalf of the Board in fulfilling the Board’s responsibilities with respect to compensation-based and related disclosures in filings as required by the Securities and Exchange Commission.  This committee met on one occasion during fiscal 2014.

Nominating and Corporate Governance Committee

On August 2, 2006, our Board of Directors established a Nominating and Governance Committee, Our Nominating and Corporate Governance Committee consists of Messrs. Chickering, Womack and Newton.

The Nominating and Corporate Governance Committee (i) oversees our corporate governance functions on behalf of the Board; (ii) makes recommendations to the Board regarding corporate governance issues; (iii) identify and evaluate candidates to serve as our directors consistent with the criteria approved by the Board and reviews and evaluates the performance of the Board; (iv) serves as a focal point for communication between director candidates, non-committee directors and management; (v) selects or recommends to the Board for selection candidates to the Board, or, to the extent required below, to serve as nominees for director for the annual meeting of shareholders; and (vi) makes other recommendations to the Board regarding affairs relating to our directors.  This committee held one meeting during the last fiscal year in conjunction with a formal board meeting.

Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment, and integrity. The Board of Directors’ policy is to encourage selection of directors who will contribute to our overall corporate goals.  The Nomination and Governance Committee may from time to time review the appropriate skills and characteristics required of board members, including such factors as business experience, diversity, and personal skills in oil & gas, technology, engineering, finance, marketing, sales, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors.  In evaluating potential candidates for the Board of Directors, the Nomination and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In recommending candidates for election to the Board of Directors, the Nominating and Corporate Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Nomination and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors.  Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate.  Upon selection of a qualified candidate, the Nominating and Corporate Governance Committee would recommend the candidate for consideration by the full Board of Directors.  The Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.  To recommend a prospective nominee for the Nomination and Governance Committee’s consideration, submit the candidate’s name and qualifications to our Secretary in writing to the following address: HII Technologies, Inc., Attn: Secretary, 8588 Katy Freeway, Suite 430, Houston, Texas 77024.  When submitting candidates for nomination to be elected at the Company’s annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by our bylaws.

In particular, for the Nominating and Corporate Governance Committee to consider a candidate recommended by a stockholder for nomination at the 2016 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary between December 1, 2015 and December 31, 2015 (or, if the 2016 annual meeting is not held within 30 days of the anniversary of the date of the 2015 annual meeting, within 10 days after our public announcement of the date of the 2016 annual meeting).  The recommendation must include the following information to be considered at an annual meeting:

•	The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

•	The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

•	A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and

•

Information regarding the nominee that would be required to be included in our proxy statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

Report of the Audit Committee

Our Audit Committee has issued the following report:

Management is responsible for our internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.  In this context, the Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from us and our management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to us is compatible with the auditor’s independence.  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness, or fairness of the audited financial statements.

Leo B. Womack, Audit Committee Chairman

Kenton Chickering III

Thomas Alex Newton

AUDIT COMMITTEE

Communications with the Board of Directors

Stockholders can send communications to the Board of Directors by sending a certified or registered letter to the Chairman of the Board, care of the Secretary, at our main business address set forth above.  Communications that are threatening, illegal, or similarly inappropriate, and advertisements, solicitations for periodical or other subscriptions, and other similar communications will generally not be forwarded to the Chairman.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information as of April 28, 2015 as to each person or group who is known to us to be the beneficial owner of more than 5% of our outstanding voting securities and as to the security and percentage ownership of each of our executive officers and directors and of all of our officers and directors as a group.  As of April 28, 2015, we had 57,303,865 shares of common stock outstanding.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power over securities.  Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of this Registration Statement are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name And Address(1)	Number Of Shares Beneficially Owned		Percentage Owned
5% Stockholders:
Mitchell Lukin (2)	3,645,533	(3)	6.33%
William M. Hamilton (4)	3,523,554	(5)	6.15
Sharon K. Hamilton (4)	3,523,554	(5)	6.15
Billy Cox	3,240,445		5.65

Officers and Directors:
Matthew C. Flemming	1,804,683	(6)	3.15%
Acie Palmer	178,790	(7)	*
Brent Mulliniks	3,462,455		6.04
Kenton Chickering III	3,220,939	(8)	5.60
Leo B. Womack	1,411,405	(9)	2.46
Thomas Alex Newton	609,523	(10)	1.06

All directors and officers as a group (5 persons)	10,687,795		18.31%

 *Less than 1%.

(1)

Unless otherwise noted, the address is c/o HII Technologies, Inc., 8588 Katy Freeway, Suite 430, Houston, Texas, 77024.

(2)

The address is 910 Louisiana Street, Houston, Texas 77002.

(3)

Includes 214,286 shares upon conversion of series A preferred stock and 75,000 shares of common stock upon exercise of warrants.

(4)

The address is P.O. Box 1137, Guthrie, OK 73044.

(5)

Includes 1,761,777 shares held by the stockholder’s spouse.

(6)

Includes 500,000 subject to presently exercisable options.

(7)

Includes 83,334 shares of common stock under options (either presently exercisable or within 60-days of April 28, 2015).

(8)

Includes: 12,700 shares of common stock held by Mr. Chickering’s wife; 212,500 shares of common stock held in an account for Mr. Chickering’s grandchildren, under which account Mr. Chickering is the custodian; 70,835 shares of common stock under options (either presently exercisable or within 60-days of April 28, 2015); 71,429 shares of common stock upon conversion of Series A preferred stock and 25,000 shares under presently exercisable warrants.

(9)

Includes: 641,570 shares held by a trust of which Mr. Womack is a trustee; 230,500 held under a pension plan under which Mr. Womack is the beneficiary and 70,835 shares of common stock under options (either presently exercisable or within 60-days of April 28, 2015).

(10)

Includes 142,857 shares upon conversion of series A preferred stock, 50,000 shares of common stock under presently exercisable warrants and 41,665 shares of common stock under options (either presently exercisable or exercisable within 60-days of April 28, 2015).

Securities Authorized for Issuance Under Equity Compensation Plans.  The following provides information concerning compensation plans under which our equity securities are authorized for issuance as of December 31, 2014:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	153,000	$0.10	1,231,860
Equity compensation plans not approved by security holders (2)	3,300,000	$0.43	2,945,000
Total	3,453,000	$0.42	4,176,860

(1)

2005 Stock Incentive Plan.  On April 29, 2005, our Board of Directors adopted, and on October 19, 2005, our stockholders approved, our 2005 Stock Incentive Plan.  The purpose of the plan is to further align the interests of employees, directors and non-employee consultants with those of the stockholders by providing incentive compensation opportunities tied to the performance of the common stock and by promoting increased ownership of the common stock by such individuals.  The plan is also intended to advance the interests of the company and its shareholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.  We are permitted to grant awards of stock options, stock awards, and restricted stock awards under the plan.  The maximum aggregate number of shares of common stock that may be issued and sold under all awards granted under the plan is 10,000,000 shares, and as of December 31, 2014, we have issued 8,615,140 shares under the plan, and there are options to purchase 153,000 shares currently outstanding under this plan.

(2)

2012 Stock Incentive Plan. On April 9, 2012, our Board of Directors adopted the 2012 Stock Incentive Plan. The purpose of our 2012 Stock Incentive Plan is to advance the best interests of the company by providing those persons who have a substantial responsibility for our management and growth with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with us. Further, the availability and offering of stock options and common stock under the plan supports and increases our ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability which we depend. The total number of shares available for the grant of either stock options or compensation stock under the plan is 10,000,000 shares, subject to adjustment.  Our Board of Directors administers our plan and has full power to grant stock options and common stock, construe and interpret the plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable an proper. Any decision made, or action taken, by our Board of Directors arising out of or in connection with the interpretation and administration of the plan is final and conclusive.  The Board of Directors, in its absolute discretion, may award common stock to employees of, consultants to, and directors of the company, and such other persons as the Board of Directors or compensation committee may select, and permit holders of common stock options to exercise such options prior to full vesting therein and hold the common stock issued upon exercise of the option as common stock. Stock options may also be granted by our Board of Directors or compensation committee to non-employee directors of the company or other persons who are performing or who have been engaged to perform services of special importance to the management, operation or development of the company.  In the event that our outstanding common stock is changed into or exchanged for a different number or kind of shares or other securities of the company by reason of merger, consolidation, other reorganization, recapitalization, combination of shares, stock split-up or stock dividend, prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to stock options which may be granted under the plan.  Our Board of Directors may at any time, and from time to time, suspend or terminate the plan in whole or in part or amend it from time to time in such respects as our Board of Directors may deem appropriate and in our best interest. The maximum aggregate number of shares of common stock that may be issued and sold under all awards granted under the plan is 10,000,000 shares, and as of December 31, 2014, we have issued 3,755,000 shares under the plan, and there are options to purchase 3,300,000 shares outstanding under this plan.\

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and stockholders holding more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of our common stock.  Executive officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.  To our knowledge, based solely on review of the copies of such reports furnished to us for the period ended December 31, 2014, all of the Section 16(a) reports required to be filed by our executive officers, directors, and greater-than-10% stockholders were filed on a timely basis, except as follows:  Messrs. Chickering and Womack filed to timely file their Form 4s with respect to their February 2014 option grants, although such Forms have now been filed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

On September, 24, 2012, Kenton Chickering loaned us $50,000 in consideration of a (i) 10% subordinated secured promissory notes and warrants to purchase shares of the registrant’s common stock; (ii) a Class A warrant to purchase 300,000 shares of common stock at an exercise price of $0.10 per share and (ii) a Class B Warrant to purchase up to 150,000 shares of common stock at an exercise price of $0.10 per share.  The note has a maturity date of September 26, 2013. The notes are secured by our assets.  In September 2013, the maturity date was extended to February 23, 2014.  The note was paid in full on February 21, 2014.

During 2012, Mr. Chickering provided us cash advances to the Company totaling $140,000 and received $25,000 in repayment leaving a balance due as of December 31, 2012, of $115,000.  During 2013, Mr. Chickering provided additional cash advances of $63,000 and received $20,000 in repayment of $20,000 leaving a balance due at December 31, 2013 of $158,000.   Mr. Chickering purchased $4,200 of equipment for our wholly owned subsidiary, KMHVC, Inc. dba STP during 2013 and sold it to STP for $4,200 during 2013.  On March 31, 2014, Mr. Chickering provided us with a cash advance of $75,000.  The aggregate amount outstanding under these advances was $183,000 as of April 28, 2015.

On September 26, 2012, in connection with our acquisition of Apache Energy Services, LLC (AES), we issued $1,300,000 of subordinated secured promissory notes to Brent Mulliniks and Billy Cox (the sole members of AES) as partial consideration for the purchase of the limited liability company units of AES.  Upon closing of the acquisition, Mr. Mulliniks was appointed to our Board of Directors and each of Mr. Mulliniks and Mr. Cox are officers of AES, which is now our wholly-owned subsidiary.  The notes bear interest at 5% and are payable in 12 equal quarterly installments beginning February 1, 2013 and have a maturity date of November 1, 2015.  Messrs. Mulliniks and Cox were not related parties at the time of our acquisition of AES.  The aggregate amount outstanding under these notes was $433,384 at April 28, 2015.

On November 12, 2013, in connection with our acquisition of Aqua Handling of Texas, LLC (AquaTex), we issued Chris George a subordinated secured promissory note in the amount of $245,000 as partial consideration for the purchase of his limited liability company units of AquaTex.  Mr. George continues to be an officer of AquaTex, which is now our wholly-owned subsidiary.  The note bears interest at 5% and is payable in 12 equal quarterly installments beginning on February 1, 2103 and matures on November 1, 2016.  Mr. George was not a related party at the time of our acquisition of AquaTex.  The aggregate amount outstanding under this note was $152,625 as of April 28, 2015.

Effective August 12, 2014, Hamilton Investment Group and HII Technologies, Inc. entered into an agreement with S&M Assets, LLC, an entity controlled by William M. Hamilton, president of Hamilton Investment Group, a frac water business and our wholly-owned subsidiary.  Under the agreement, we and Hamilton Investment Group agreed to purchase of 13 ½ miles of 10” and 12” layflat hose and aluminum pipe for $1,516,000 on or before August 12, 2015.  The purchase price will be offset by any amounts paid in excess of $100,000 under the equipment lease with S&M Assets referred to below.

Effective August 12, 2014, Hamilton Investment Group and HII Technologies Inc. entered into an equipment lease with S&M Assets, LLC for the equipment for 13 ½ miles of 10” and 12” layflat  hose and aluminum pipe for a flat fee of $10,000 per month.  This equipment will be leased until purchased on the terms set forth above.  William M. Hamilton president of Hamilton Investment Group, our wholly-owned subsidiary controls S&M Assets LLC.

Effective August 12, 2014, Hamilton Investment Group entered into a 3-year property lease with S & M Assets, LLC for the premises located at 4564 E Hwy 105, Guthrie, Oklahoma at a rate of $4,500 per month. William M. Hamilton president of Hamilton Investment Group, our wholly-owned subsidiary controls S&M Assets LLC.

Effective August 12, 2014 Hamilton Investment Group entered into a 6-month property lease for the premises located at 210 N. Buffalo Ave, Guthrie OK from Craig Hamilton, son of William M. Hamilton at rate of $850  per month.

Effective August 12, 2014, Hamilton Investment Group entered into a 3-year property lease with S & M Assets, LLC for the premises located at 37920 CRE1710, Colgate, Oklahoma at a rate of $1,500 per month. William M. Hamilton president of Hamilton Investment Group, our wholly-owned subsidiary controls S&M Assets LLC.

In connection with the acquisition of Hamilton Investment Group, we incurred a working capital adjustment due to William M. Hamilton and Sharon K. Hamilton, the former shareholders of Hamilton Investment Group, in the amount of $2,428,871 for working capital in excess of the stock purchase agreement requirement at the acquisition date. William M. Hamilton is the current president of Hamilton Investment Group, and his wife is Sharon K. Hamilton.

On December 9, 2014, our chief financial officer purchased 95,456 shares of our common stock for an aggregate purchase price of $50,000.

We believe that the foregoing transactions were in our best interests. Consistent with Section 144 of the Delaware General Corporation Law, it is our current policy that all transactions between us and our officers, directors and their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors, are approved by vote of the stockholders, or are fair to us as a corporation as of the time it is us at is authorized, approved or ratified by the board. We will conduct an appropriate review of all related party transactions on an ongoing basis, and, where appropriate, we will utilize our audit committee for the review of potential conflicts of interest.

Director Independence

Our Board of Directors has determined that Messrs. Womack, Chickering and Newton are “independent” as defined under the standards set forth in Rule 5605 of the Nasdaq Stock Market Rules.  In making this determination, the Board of Directors considered all transactions set forth under “Certain Relationships and Related Transactions.”  Mr. Chickering was not independent in the year ended December 31, 2011.  Messrs. Womack, Chickering and Newton are members of Audit, Compensation, and Nomination and Governance Committees.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to the Chief Executive Officer, Chief Financial Officer and President of our wholly-owned subsidiary Apache Energy Services, LLC (the “Named Executive Officers’) for services rendered during the fiscal years ended December 31, 2014, and 2013.  Also included in the table below is the compensation for the highest paid employee of our wholly-owned subsidiary Apache Energy Services, LLC (AES), but who is not an executive officer of the Company.

Summary Compensation Table
Name and Position	Year	Salary	Bonus	Option Award	All Other Compensation	Total ($)

Matthew C. Flemming	2014	$196,923	$143,076	(1)	$2,280 (2)	$344,279
President and Chief Executive Officer, Secretary and Treasurer	2013	$183,923 (3)	$105,952		$10,220 (4)	$303,096

Acie Palmer	2013	$6,923	$--	$257,000 (5)	$--	$272,750
Chief Financial Officer (Since December 8, 2014)	2013	N/A	N/A		N/A	N/A

Brent Mulliniks	2014	$180,000	$93,446 (6)		$--	$273,446
President - Apache Energy Services (Since September 27, 2012)	2013	$180,000	$51,669 (7)		$--	$231,669

Billy Cox	2014	$180,000	$93,446 (6)		$--	$273,446
EVP - Apache Energy Services	2013	$180,000	$51,669 (7)		$--	$231,669

(1)

Accrued and not paid during the period

(2)

Includes $2,280 for life insurance premiums

(3)

$57,000 was accrued and not paid during the period

(4)

Includes $7,500 for automobile allowance and $2,720 for life insurance premiums.

(5)

Amounts reflect the aggregate grant date fair value of the 500,000 shares of common stock underlying the stock option on the date of grant ($0.57 per share) without regards to forfeitures, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the named executive officer. The options issued to Mr. Palmer provide for equal monthly vesting based on continued employment over three years.

(6)

Accrued and not paid during the period.  Bonus payments based on a percentage of AES’ EBITDA as provided for in such employee’s employment agreement with AES.

(7)

$9,354 was accrued and not paid during the period.  Bonus payments based on a percentage of AES’ EBITDA as provided for in such employee’s employment agreement with AES.

All Other Compensation

None

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all outstanding equity awards made to each of the Named Executive Officers that are outstanding at the end of the year ended December 31, 2014.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested
Acie Palmer	0(1)	500,000(1)	0.57	12/9/2019	---	---

(1) The options vest 36 equal monthly installments from the date of grant, December 9, 2014.

Option Exercises and Stock Vested

None.

Employment Agreements

We currently have employment agreements with our President and Chief Executive Officer, Matthew C. Flemming and our Chief Financial Officer, Acie Palmer.

A description of the material terms of each of Mr. Flemming’s and Mr. Palmer’s agreement is set forth below.

Matthew C. Flemming.  We entered into an employment agreement with Matthew C. Flemming pursuant to which we employ Mr. Flemming as our President and Chief Executive Officer. The agreement is for an initial term of three years and continues for successive three month periods thereafter.  The Agreement provides for an annual base salary during the term of the agreement of $200,000, subject to potential upwards adjustments at the discretion of the Compensation Committee of the Board of Directors. Mr. Flemming may also receive bonuses at the discretion of the Compensation Committee payable in cash, options or common stock.

The agreement also contains the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) four (4) weeks paid vacation leave, which shall entitle Mr. Flemming to a cash payment for any unused vacation time at the end of each fiscal year; (iii) medical, dental and life insurance benefits (up to $3,500 per year); (iv) a $750 per month automobile allowance (if no Company car is provided); and (vi) 24 month non-compete/non solicitation terms.

Acie Palmer We entered into an employment agreement with Acie Palmer pursuant to which we employ Mr. Palmer as our Chief Financial Officer. The agreement is for an initial term of three years and continues for successive three month periods thereafter.  The Agreement provides for an annual base salary during the term of the agreement of $180,000, subject to potential upwards adjustments at the discretion of the Compensation Committee of the Board of Directors. For the first year of employment, we have also agreed to pay Mr. Palmer a bonus of not less than $36,000 on or before December 10, 2015.  Mr. Palmer may also receive bonuses at the discretion of the Compensation Committee payable in cash, options or common stock.   In addition to his base salary and performance bonus, we granted Mr. Palmer a five-year option to purchase 500,000 shares of our common stock at an exercise price of $0.57 per share.   These options will vest monthly over a 3-year period.

The agreement also contains the following material provisions: (i) reimbursement for all reasonable travel and other out-of-pocket expenses incurred in connection with his employment; (ii) four (4) weeks paid vacation leave, which shall entitle Mr. Palmer to a cash payment for any unused vacation time at the end of each fiscal year; (iii) medical, dental and life insurance benefits (up to $3,500 per year); (iv) a $750 per month automobile allowance; and (vi) 24 month non-compete/non solicitation terms.

Our wholly-owned subsidiary, Apache Energy Services (AES), has employment agreements with each of Brent Mulliniks and Billy Cox.  The material terms of these agreements are set forth below:

On September 27, 2012, AES entered into three-year employment agreements with each Brent Mulliniks and Billy Cox.  Under the terms of the agreements, Apache Energy Services agreed to pay Messrs.  Mulliniks and Cox a base salary of $180,000 per year. In addition to their base salary, Messrs.  Mulliniks and Cox will receive quarterly bonus payments (“Quarterly Bonus Payments”) equal to the product of (i) AES’ EBITDA in any calendar month(s) during said quarter in excess of $100,000 for such calendar months multiplied by (ii) twenty-three percent (23%) multiplied by (iii) fifty percent (50%).   The employment agreements contain 2-year non-complete/non-solicitation provisions.  These agreements also provide for reimbursement for all reasonable travel and out of pocket expenses, 15-days paid vacation and medical benefits.

Potential Payments upon Termination

Under the terms of Mr. Flemming’s and Mr. Palmer’s employment agreements, they are each entitled to a severance payment of six (6) month’s salary at the then-applicable base salary rate in the event that we terminate his employment without cause, if they resign with good reason (as defined in the employment agreement) or in the event that his employment is terminated due to death or disability.

The following table sets forth quantitative information with respect to potential payments to be made to either Mr. Flemming or Mr. Palmer upon termination in various circumstances. The potential payments are based on the terms of each of the Employment Agreement discussed above. For a more detailed description of the Employment Agreement, see the “Employment Agreements” section above.

Name	Potential Payment upon Termination (1)
Matthew C. Flemming	$100,000	(2)
Acie Palmer	$ 90,000	(3)

(1)	Employee entitled to six months’ severance at the then applicable base salary rate.
(2)	Based on Mr. Flemming’s current annual base salary of $200,000.
(3)	Based on Mr. Palmer’s current annual base salary of $180,000.

Compensation of Directors

The following table sets forth the compensation paid to each director (other than compensation set forth under Executive Compensation) for services rendered during the fiscal year ended December 31, 2014.

	Fees Earned or
	Paid in	Stock	Option	All Other
Name	Cash	Awards ($)	Awards ($)	Compensation	Total ($)
Kenton Chickering	$2,000(1)	_	$26,500 (2)	–	$28,500
Leo B. Womack	$2,000(1)	_	$26,500 (2)	–	$28,500
Thomas Alex Newton	$2,000 (1)	_	$19,500 (3)	–	$21,500
Matthew C. Flemming	_	_	_	_	_
Brent Mulliniks	_	_	_	_	_

(1)

Directors are entitled to receive $1,000 for each meeting attended.

(2)

On February 4, 2014, the board granted options to purchase 50,000 shares of common stock to each of Kenton Chickering and Leo Womack at an exercise price of $0.58 per share for their services in fiscal 2014.  The Company’s closing price was $0.53 on the date of grant.

(3)

On January 21 2015, the board granted options to purchase 50,000 shares of common stock to Mr. Newton at an exercise price of $0.39 per share for his services in fiscal 2014.  The Company’s closing price was $0.39 on the date of grant.

All directors receive reimbursement for reasonable out-of-pocket expenses in attending Board of Directors meetings and for promoting our business.  Our independent directors Kenton Chickering, Leo Womack and Thomas Alex Newton did not receive any cash for reimbursement of expenses in 2014.

From time to time we may engage certain members of the Board of Directors to perform services on our behalf.  In such cases, we compensate the members for their services at rates no more favorable than could be obtained from unaffiliated parties.  Other than as set forth above, we did not engage any members of the Board of Directors to perform services on our behalf in 2014 or 2013.

Code of Ethics

We have adopted a code of ethics that applies to the principal executive officer and principal financial and accounting officer.  We will provide to any person without charge, upon request, a copy of our code of ethics.  Requests may be directed to our principal executive offices at 8588 Katy Freeway, Suite 430, Houston Texas 77024.

PRINCIPAL ACCOUNTING FEES AND SERVICES.

Audit Fees

MaloneBailey, LLP billed us $110,000 in fees for our 2014 annual audit and $45,000 in fees for our 2013 annual audit, $29,000 in fees for the review of our quarterly financial statements in 2014 and $19,500 in fees for the review of our quarterly financial statements in 2013.

Audit-Related Fees

We did not pay any fees to MaloneBailey, LLP for assurance and related services that are not reported under Audit Fees above in 2014 or 2013.

Tax Fees

We did not pay MaloneBailey, LLP any fees for our 2014 or 2013 federal and state tax returns.

All Other Fees

For 2014, MaloneBailey LLP billed us $16,000 for work in connection with our registration statement on Form S-1 and $20,000 for an audit of financial statements for a potential acquisition target. For 2013, MaloneBailey, LLP billed us $10,000 for the audit of Aqua Handling of Texas, LLC financial statements related to our November 2013 acquisition.

Pre-Approval Policies and Procedures

We have implemented pre-approval policies and procedures related to the provision of audit and non-audit services.  Under these procedures, our audit committee pre-approves all services to be provided by MaloneBailey, LLP and the estimated fees related to these services.

All audit, audit related, and tax services were pre-approved by the audit committee, which concluded that the provision of such services by MaloneBailey, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  Our pre-approval policies and procedures provide for the audit committee’s pre-approval of specifically described audit, audit-related, and tax services on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved.  The policies and procedures also require specific approval by the audit committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year.  The policies and procedures authorize the audit committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSALS TO BE VOTED ON

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Nominees

The Nominating and Corporate Governance Committee recommended, and the Board of Directors nominated:

•	Matthew C. Flemming,

•	Kenton Chickering III,

•	Leo B. Womack,

•	Brent Mulliniks, and
•	Thomas Alex Newton

as nominees for election as members of our Board of Directors at the Annual Meeting. At the Annual Meeting, five (5) directors will be elected to the Board of Directors.

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of HII Technologies. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board of Directors, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal.

The sections titled “Directors and Executive Officers” and “Director Qualifications” on pages 10-12 of this proxy statement contain more information about the leadership skills and other experiences that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that these nominees should serve as directors of HII Technologies.

Required Vote

The five (5) nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Recommendation

Our Board of Directors recommends a vote FOR the election to the Board of Directors of each of the above mentioned nominees.

* * * * *

PROPOSAL NO. 2

APPROVAL OF AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO OF NOT LESS THAN 1-FOR-2 AND NOT GREATER THAN 1-FOR-20, WITH THE EXACT RATIO TO BE DETERMINED BY OUR BOARD OF DIRECTORS

General

Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, an amendment to Article IV of our certificate of incorporation authorizing a reverse stock split of all of the outstanding shares of our Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-20, with the exact ratio to be established at the discretion of the Board (a “Reverse Stock Split”), and granting the Board the discretion to file a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. The form of the proposed amendment is attached to this proxy statement as Annex A (the “Reverse Stock Split Amendment”).

If this Proposal is approved, the Board would have the sole discretion to elect to effect the Reverse Stock Split, or not to effect the Reverse Stock Split if they concluded it was not in the best interest of the stockholders of the Company. Providing this authority to the Board rather than mere approval of an immediate Reverse Stock Split, as well as the availability of a range of Reverse Stock Split ratios, would give the Board flexibility to react to market conditions and act in the best interests of the Company and our stockholders. The Company believes that giving the Board the authority, but not the mandate, to execute the Reverse Stock Split will provide it with the flexibility to implement the Reverse Stock Split, if it does at all, in a ratio and at a time that it believes would be advantageous for the Company and its stockholders. In determining which Reverse Stock Split ratio to implement, the Board may consider, among other things, factors such as:

•	the initial listing requirements of various stock exchanges;

•	the previous approval by our shareholders to grant the Board authority to effect a Reverse Stock Split;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the likely effect on the market price of our Common Stock; and

•	prevailing general market and economic conditions.

If the Board determines to effect the Reverse Stock Split, the Company would file an amendment to our certificate of incorporation with the Delaware Secretary of State, which would be substantially in the form of the Reserve Stock Split Amendment attached to this proxy statement as Annex A. The Company would also obtain a new CUSIP number for the Common Stock at the time of the Reverse Stock Split. The Company must provide the Financial Industry Regulatory Authority with at least ten (10) calendar days advance notice of the record date of the Reverse Stock Split in compliance with Rule 10b-17 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Purpose

The purpose of the proposed Reverse Stock Split is to decrease the total number of shares of our Common Stock outstanding and increase the market price and liquidity of our Common Stock. The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and is likely to improve the trading price of our Common Stock, which would improve our ability to list shares of our Common Stock on a national securities exchange. One of the listing requirements on a national securities exchange is that the bid price of our Common Stock is at a specified minimum per share. We believe that listing our Common Stock on a national securities exchange would improve the marketability and liquidity of our Common Stock by making it available to a broader range of potential investors, while decreasing the volatility that our stock price has experienced in the over-the-counter market. We believe that the Reverse Stock Split should be a substantial basis for achieving the stock bid price necessary for a national stock market listing. However, following the Reverse Stock Split (if implemented), there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained at the minimum trading price required by a national securities exchange or that we will list our shares of Common Stock on any national securities exchange. If the trading price of our Common Stock increases without the Reverse Stock Split, the Board may use its discretion not to implement the Reverse Stock Split.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. The Board does not intend for any of these transactions to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

We do not believe that our officers or directors have interests in the Proposal that are different from or greater than those of any other of our stockholders.

If the Board ultimately determines to effect the Reverse Stock Split, no action on the part of the stockholders is required. The Board may determine to delay the Reverse Stock Split or determine not to effect the Reverse Stock Split at all.

Effects of the Reverse Stock Split

After the effective date of a proposed Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. As of April 28, 2015, approximately 57,303,865 Common Stock were issued and outstanding. The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding treasury shares) that would result from the Reverse Stock Split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split	Percent Reduction in Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-2	28,651,933	50%
1-for-3	19,910,288	66.7%
1-for-4	14,325,966	75%
1-for-5	11,460,773	80%
1-for-10	5,730,387	90%
1-for-15	3,820,258	93.33%
1-for-20	2,865,194	95%

If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding. The Reverse Stock Split will affect all common stockholders uniformly and will not affect any stockholders’ percentage interest in the Company (except for stockholders receiving one whole share for a fractional share interest). Neither the authorized but unissued shares of Common Stock nor the par value for our Common Stock will adjust as a result of the Reverse Stock Split. None of the rights currently accruing to holders of our Common Stock will be affected by the Reverse Stock Split. The Reverse Stock Split will also not affect the ability of the Board to designate preferred stock, and the par value and authorized shares of the Company’s preferred stock will not be adjusted as a result of the Reverse Stock Split.

Stockholders should also recognize that once the Reverse Stock Split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the Reverse Stock Split divided by a number between 2 and 15). While we expect that the Reverse Stock Split will result in an increase in the per share price of our Common Stock, the Reverse Stock Split may not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding. It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding. The history of similar reverse stock split for companies in similar circumstances is varied. We cannot predict the effect of the Reverse Stock Split upon the market price over an extended period and, in some cases, the market value of a company’s common stock following a reverse stock split declines.

Once the Reverse Stock Split is effected and should the per-share price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Further, an effect of the existence of authorized but un-issued capital stock may be to enable the Board to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of the Company’s management. If, in the due exercise of its fiduciary obligations, for example, the Board were to determine that a takeover proposal was not in the Company’s best interests, such shares could be issued by the Board without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The Company does not have any current plans, proposals, or arrangements to propose any amendments to its amended and restated certificate of incorporation or its bylaws that would have a material anti-takeover effect.

Moreover, as a result of the Reverse Stock Split, some stockholders may own less than 100 shares of the Common Stock. A purchase or sale of less than 100 shares, known as an “odd lot” transaction, may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares of Common Stock.

No fractional shares of post-Reverse Stock Split Common Stock will be issued to any stockholder. In lieu of any such fractional share interest, each holder of pre-Reverse Stock Split Common Stock who would otherwise be entitled to receive a fractional share of post-Reverse Stock Split Common Stock will in lieu thereof receive one full share upon surrender of certificates formerly representing pre-Reverse Stock Split Common Stock held by such holder.

Effects of the Reverse Stock Split on Outstanding Series A Preferred Stock

If the Reverse Stock Split is effected, any outstanding shares of Series A Preferred Stock entitling their holders to convert such preferred shares into our shares of Common Stock will have their conversion price increased in direct proportion to the Reverse Stock Split ratio determined by the Board.   This increase in conversion price will reduce the number of shares of common stock each Series A Preferred shareholder will receive upon conversion.  Each share of Series A Preferred stock is convertible into a number of shares of Common Stock equal to the quotient of $1,000 divided by the conversion price then in effect, which is currently $0.70.   As of April 28, 2015, there were 2,840 shares of Series A Preferred Stock outstanding convertible into 4,057,143 shares of Common Stock.  If the board determined to effectuate a 1-for-10 Reverse Stock Split, the conversion price for the series A preferred stock would increase to $7.00 and the 2,840 outstanding shares of series A preferred stock would be convertible into 405,715 shares of Common Stock

Effects of the Reverse Stock Split on Outstanding Options and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected, any outstanding options or warrants entitling their holders to purchase shares of our Common Stock will be proportionately changed by our Board in the same ratio as the reduction in the number of shares of outstanding Common Stock, except that any fractional shares resulting from such reduction will be rounded down to the nearest whole share to comply with the requirements of Code Section 409A. Correspondingly, the per share exercise price of such options or warrants will be increased in direct proportion to the Reverse Stock Split ratio determined by the Board, so that the aggregate dollar amount payable for the purchase of the shares subject to such securities will remain unchanged.

Effects of the Reverse Stock Split on Our 2012 Stock Incentive Plan

Effective April 9, 2012, the Company’s board of directors stockholders approved and adopted the Company’s 2012 Stock Incentive Plan (the “Plan”). With respect to the number of shares reserved for issuance under our Plan, our Board will proportionately reduce such reserve in accordance with the terms of the Plan.  As of March 11, 2015, there were 6,245,000 shares of Common Stock reserved for issuance under the Plan, of which 2,945,000 remained available for future awards, and following the Reverse Stock Split, if any, such reserve will be reduced in direct proportion to the Reverse Stock Split ratio determined by the Board.

Appraisal Rights

No stockholder will have appraisal or dissenter’s rights with respect to the Proposal.

Increase of Shares of Common Stock Available for Future Issuance

As a result of the Reverse Stock Split, there will be a reduction in the number of shares of our Common Stock issued and outstanding, resulting in an increase in the number of authorized shares that will be unissued and available for future issuance after the Reverse Stock Split. The Board will have the authority, subject to applicable securities laws and, to the extent applicable, securities exchange listing requirements, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. The Company does not presently have any definitive agreement(s) to issue any shares of Common Stock available as a result of the Reverse Stock Split.

Holders of our Common Stock have no preemptive or other subscription rights.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders (as defined below). This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to U.S. holders in light of their particular circumstances.  This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

This discussion does not address tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, partnerships (or other flow-through entities for U.S. federal income purposes and their partners or members), persons who acquired their shares in connection with employment or other performance of services, broker-dealers, foreign entities, nonresident alien individuals and tax-exempt entities.  This summary also assumes that the shares of Common Stock are held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

Pursuant to the Reverse Stock Split, each holder of our Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will become the holder of fewer shares of our Common Stock after consummation of the Reverse Stock Split.

Other than with respect to any stockholder that receives a full share for a fractional share, a stockholder generally will not recognize a gain or loss by reason of such stockholder’s receipt of post-Reverse Stock Split shares pursuant to the Reverse Stock Split solely in exchange for pre-Reverse Stock Split shares held by such stockholder immediately prior to the Reverse Stock Split. A stockholder’s aggregate tax basis in the post-Reverse Stock Split shares received pursuant to the Reverse Stock Split (including any fractional shares) will equal the stockholder’s aggregate basis in pre-Reverse Stock Split shares exchanged therefore and will be allocated among the post-Reverse Stock Split shares received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the pre-Reverse Stock Split shares held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the post-Reverse Stock Split shares received in exchange therefor in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split shares received pursuant to the Reverse Stock Split will include the stockholder’s holding period in the pre-Reverse Stock Split shares surrendered in exchange therefore, provided the pre-Reverse Stock Split shares surrendered are held as capital assets at the time of the Reverse Stock Split.

A stockholder that receives a full share for a fractional share may be treated as though it received a distribution from the Company to the extent that the value of the full share exceeds the value of the fractional share the stockholder otherwise would have received.  Such distribution would be a dividend to the extent of the Company’s current or accumulated earnings and profits.  Any amount in excess of earnings and profits would reduce the shareholder’s basis in his or her shares by the amount of such excess. The portion of the full share in excess of the fractional share would have a basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Stockholders should consult their own tax advisors to determine the consequences to them of receiving a full share in exchange for a fractional share.

No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Accounting Matters

The proposed amendment to the Company’s amended and restated certificate of incorporation to effect the Reverse Stock Split will not affect the par value of our Common Stock per share, which will remain $0.001 par value per share.  As a result, on the effective date of the Reverse Stock Split, if any, the stated capital on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding. In future financial statements, net income or loss per share and other per share amounts for periods ending before the Reverse Stock Split would be recast to give retroactive effect to the Reverse Stock Split. As described above under “Effects of the Reverse Stock Split on Outstanding Options and Warrants to Purchase Common Stock and on the Convertible Notes,” the per share exercise price of outstanding options and warrants would increase proportionately, and the number of shares of our Common Stock issuable upon the exercise of outstanding options and warrants would decrease proportionately, in each case based on the Reverse Stock Split ratio determined by the Board.

Exchange Act Matters

Our Common Stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder. Our Common Stock is currently quoted on the OTC Markets under the symbol “HIIT”. Unless the Reverse Stock Split is done in connection with an initial listing on a national stock exchange, our Common Stock is expected to continue to be quoted on the OTC Markets. The CUSIP number for our Common Stock will also change in connection with the Reverse Stock Split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Effective Date

A proposed Reverse Stock Split, if approved by our stockholders, would become effective when a certificate of amendment to our certificate of incorporation is filed with the Delaware Secretary of State, which would be substantially in the form of the Reverse Stock Split Amendment attached to this proxy statement as Annex A. On the effective date of the Reverse Stock Split, shares of Common Stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the Reverse Stock Split ratio determined by the Board. As soon as practical after the effective date, the stockholders will be notified that the Reverse Stock Split has been effected.

Effect on Registered and Beneficial Stockholders

Upon the Reverse Stock Split, the Company intends to treat stockholders holding shares of our Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a bank, broker or other nominee, and have any questions in this regard, we encourage you to contact your nominee.

Effect on “Book-Entry” Stockholders of Record

The Company’s stockholders of record may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered pre-Reverse Stock Split shares in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares in registered book-entry form, if applicable. A transaction statement will automatically be sent to your address of record as soon as practicable after the effective time of the Reverse Stock Split indicating the number of post-Reverse Stock Split shares you hold.

Exchange of Stock Certificates

Some stockholders of record hold their shares of our Common Stock in certificate form or a combination of certificate and book-entry form. If any of your shares of our Common Stock are held in certificate form, our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective time, a letter of transmittal will be sent to our stockholders of record as of the effective time for purposes of surrendering to the transfer agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post- Reverse Stock Split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time of the Reverse Stock Split, any certificates formerly representing pre-Reverse Stock Split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-Reverse Stock Split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Required Vote

The approval of the to amendment to our certificate of incorporation to effect a reverse stock split of our common stock at a ratio of not less than 1-for-2 and not greater than 1-for-20, with the exact ratio to be determined by the board requires the affirmative “FOR” vote of a majority of the shares of common stock and series A preferred stock voting together as a single class present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” the proposal to amend our certificate of incorporation to effect a reverse stock split of our common stock at a ratio of not less than 1-for-2 and not greater than 1-for-15, with the exact ratio to be determined by the board.

Recommendation

Our Board of Directors recommends a vote FOR the proposal to approve the amendment to our certificate of incorporation to effect a reverse stock split of our common stock at a ratio of not less than 1-for-2 and not greater than 1-for-20, with the exact ratio to be determined by the board.

PROPOSAL NUMBER 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed MaloneBailey, LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2015. During the fiscal year ended December 31, 2014, MaloneBailey, LLP served as our independent registered public accounting firm. See “Principal Accounting Fees and Services” on page 24 of this proxy statement. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of HII Technologies, Inc. and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of MaloneBailey, LLP are not expected to attend the Annual Meeting.

Required Vote

Ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 requires the affirmative “FOR” vote of a majority of the shares of common stock and series A preferred stock voting together as a single class present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of MaloneBailey, LLP.

Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

* * * * *

ANNUAL REPORT

Our annual report on Form 10-K for the fiscal year ended December 31, 2014 is being delivered concurrently with this proxy statement.  Any stockholder who desires an additional copy of our annual report on Form 10-K for the fiscal year ended December 31, 2014 may obtain a copy (excluding exhibits) by addressing a request to Matthew C. Flemming, President, HII Technologies, Inc., 8588 Katy Freeway, Suite 430, Houston, Texas 77024.  Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Stockholders may also visit our website at http://www.hiitinc.com.

By Order of the Board of Directors

/s/ Matthew C. Flemming

Matthew C. Flemming

Chief Executive Officer and President

April 30, 2015

Houston, Texas

ANNEX A

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION OF

HII TECHNOLOGIES, INC.

HII Technologies, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY AS FOLLOWS:

1.

The Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the amendment to the Certificate of Incorporation described herein, and the Corporation’s stockholders duly adopted such amendment, all in accordance with the provisions of Section 242 of the DGCL.

2.	Article IV of the Certificate of Incorporation is hereby amended by adding the following paragraph to succeed the first paragraph of such article:

Without regard to any other provision of this certificate of incorporation, each ___________ shares of Common Stock issued and outstanding, immediately prior to the time this amendment becomes effective shall be and hereby are automatically reclassified and changed (without any further act) into one (1) fully-paid and nonassessable share of Common Stock, provided that in the event a stockholder would otherwise be entitled to a fraction of a share pursuant to the provisions of this paragraph four of Article IV, such stockholder shall receive one whole share of Common Stock in lieu of such fractional share and no fractional shares shall be issued.

3.	This Certificate of Amendment shall be effective as of _____ p.m. Houston, Texas time on __________, 2015.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed this _____ day of __________, 2015.

HII TECHNOLOGIES, INC.

By:	_______________________________
Matthew C. Flemming, President

HII TECHNOLOGIES, INC
ATTN:MATTHEW FLEMMING
8588 KATY FREEWAY, SUITE 430
HOUSTON, TEXAS 77024

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Matthew C. Flemming 02 Kenton Chickering III 03 Leo B. Womack 04 Brent Mulliniks 05 Thomas Alex Newton

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000234192_1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com .

HII TECHNOLOGIES, INC
Annual Meeting of Stockholders
June 22, 2015 10:00 AM CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoints Matthew C. Flemming, as proxy, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HII TECHNOLOGIES, INC that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 10:00 AM, CDT on June 22, 2015, at our executive offices located at 8588 Katy Freeway, Ground Floor Conference Room, Houston, Texas 77024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side